UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


New York                               0-50237                  11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction        Commission File            IRS Employer
 of incorporation)                       Number             Identification No.


               3155 Amboy Road, Staten Island, New York   10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01   OTHER EVENTS
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES


ITEM 8.01   OTHER EVENTS

            On March 16, 2007, VSB Bancorp, Inc. (the "Company") announced that its common stock will begin to be listed on the Nasdaq Capital Market that day under the Company's current stock symbol "VSBN". Previously, the Company's common stock was quoted on the Over-the-Counter Bulletin Board system. This information and the accompanying press release were disseminated on March 16, 2007 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for informational releases by searching the SEC's EDGAR database.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            d.) Exhibits - Press Release dated March 16, 2007 of VSB Bancorp, Inc., announcing that its common stock will begin to be listed on the Nasdaq Capital Market under the Company's current stock symbol "VSBN", is annexed as Exhibit 99.1.

            For additional information, see annexed Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007


                                       VSB Bancorp, Inc.


                                       By: /s/ RAFFAELE M. BRANCA
                                           ------------------------------------
                                           Raffaele M. Branca
                                           Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit
No.         Description

99.1 Press Release announcing VSB Bancorp, Inc. listing on the Nasdaq Capital Market.